American Beacon Flexible Bond FundSM	Ticker Symbol: A: AFXAX C: AFXCX Y: AFXYX Institutional: AFXIX Investor: AFXPX

SUMMARY PROSPECTUS	DECEMBER 27, 2013 (supplemented January 9, 2014)

Before you invest, you may want to review the Fund’s prospectus and statement of additional information, which contain more information about the Fund and its risks. The current prospectus and statement of additional information dated December 27, 2013 and supplemented January 9, 2014 are incorporated by reference into this summary prospectus. You can find the Fund’s prospectus, statement of additional information and other information about the Fund online at www.americanbeaconfunds.com/resource_center/MutualFundForms.aspx. You can also get this information at no cost by calling 800-658-5811 or by sending an email request to americanbeaconfunds@ambeacon.com.

Investment Objective

The Fund seeks to provide a positive total return regardless of market conditions.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales discounts if you and your eligible family members invest, or agree to invest in the future, at least $50,000 in the A Class shares of the American Beacon Funds. More information about these and other discounts is available from your financial professional and on page 23 of under “Choosing Your Share Class” in the prospectus and on page 58 under “Additional Purchase and Sale Information for A Class Shares” in the statement of additional information.

Shareholder Fees
(fees paid directly from your investment)

	Share classes
	A	C	Y	Institutional	Investor
Maximum sales charge imposed on purchases (as a percentage of offering price)	4.75%	None	None	None	None
Maximum deferred sales charge (as a percentage of the lower of original offering price or redemption proceeds)	0.50%[1]	1.00%	None	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Share classes
	A	C	Y	Institutional	Investor
Management fees	0.59%	0.59%	0.59%	0.59%	0.59%
Distribution and/or service (12b-1) fees	0.25%	1.00%	0.00%	0.00%	0.00%
Other expenses	0.83%	0.84%	0.67%	0.63%	0.95%
Acquired Fund Fees and Expenses	0.02%	0.02%	0.02%	0.02%	0.02%
Total annual fund operating expenses[2]	1.69%	2.45%	1.28%	1.24%	1.56%
Expense Reduction and Reimbursement	0.28%	0.29%	0.27%	0.32%	0.27%
Total annual fund operating expenses after expense reduction and reimbursement[3]	1.41%	2.16%	1.01%	0.92%	1.29%
[1]	A contingent deferred sales charge (“CDSC”) of 0.50% will be charged on certain purchases of $1,000,000 or more of A Class shares that are redeemed in whole or part within 18 months of purchase.
[2]	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund’s Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
[3]	The Manager has contractually agreed to reduce and/or reimburse the A Class, C Class, Y Class, Institutional Class and Investor Class of the Fund for Distribution Fees and Other Expenses, as applicable, through December 31, 2014 to the extent that Total Annual Fund Operating Expenses exceed 1.39% for the A Class, 2.14% for the C Class, 0.99% for the Y Class, 0.90% for the Institutional Class, and 1.27% for the Investor Class (excluding taxes, brokerage commissions, acquired fund fees and expenses and other extraordinary expenses such as litigation). The contractual expense arrangement can be changed only with the approval of a majority of the Fund’s Board of Trustees. The Manager can be reimbursed by the Fund for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager’s own reduction or reimbursement and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the percentage limit contractually agreed.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share class	1 year	3 years	5 years	10 years
A	$612	$957	$1,325	$2,356
C	$319	$736	$1,279	$2,764
Y	$103	$380	$677	$1,523
Institutional	$94	$361	$650	$1,471
Investor	$131	$466	$824	$1,834

Assuming no redemption of shares:

Share class	1 year	3 years	5 years	10 years
C	$219	$736	$1,279	$2,764
American Beacon Flexible Bond Fund	1	Summary Prospectus | December 27, 2013

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. The Fund’s portfolio turnover rate for the Fund’s last fiscal year was 112% of the average value of the portfolio.

Principal Investment Strategies

The Fund’s investment approach is flexible, allocating investments across a wide range of investment opportunities globally to attempt to achieve positive total return regardless of market conditions over a full market cycle. The Fund seeks to achieve its investment objective by investing under normal market conditions at least 80% of its net assets, plus borrowings for investment purposes, in fixed-income instruments of varying maturities and derivative instruments that provide exposure to fixed income instruments. Fixed-income instruments include obligations issued or guaranteed by the U.S. and non-U.S. governments, their agencies or instrumentalities and political subdivisions, including inflation index linked securities, event-linked bonds, debt securities of supranational organizations, quasi-sovereign debt, emerging markets debt, corporate bonds, convertible and non-convertible notes, convertible debt, municipal securities, trust preferred securities, Rule 144A securities, pay-in-kind securities, variable and floating rate securities, commercial paper, mortgage-backed securities (commercial and residential), repurchase agreements and reverse repurchase agreements, bank certificates of deposit, fixed time deposits and bankers’ acceptances, collateralized mortgage obligations and other mortgage-related products, asset-backed securities, money market funds and bank loans and loan participation interests. The Fund invests in fixed income instruments without restrictions on their credit quality, although under normal market conditions, the Fund’s investments in non-investment grade securities, known also as high yield or “junk” bonds, is limited to 35% of the Fund’s total assets. The Fund may invest a significant portion of its assets in a particular geographic region or country, including emerging markets.

The Fund’s investments in derivatives may include options, futures contracts, forward contracts, warrants, swaps, structured notes, and similar instruments. The Fund uses derivative instruments to enhance total return, to hedge against fluctuations in securities prices, interest rates or currency exchange rates, to change the effective duration of its portfolio, to manage certain investment risks or as a substitute for the purchase or sale of the underlying currencies or securities. The Fund’s use of derivatives may be extensive.

The Fund also may have significant exposure to foreign currencies for investment or hedging purposes by purchasing or selling forward currency exchange contracts in non-U.S. or emerging market currencies, non-U.S. currency futures contracts, options on non-U.S. currencies and non-U.S. currency futures and swaps for cross-currency investments. The Fund may also make direct investments in non-U.S. currencies and in securities denominated in non-U.S. currencies. Investments in currencies and currency hedging are established to extract value or reduce risk. The Fund’s investments may expose the Fund to U.S. and foreign interest rates. The Fund may also make equity investments, including preferred stocks, common stocks and real estate investment trusts (“REITs”). The Fund may invest in companies of all market capitalizations, including small-and medium-capitalization companies.

In selecting investments for the Fund, the Fund’s sub-advisors develop long- and short-term views of global economic themes suggested by macro-economic factors, interest rates, market cycles, credit cycles and other relevant factors. The sub-advisors seek to capitalize on these themes by investing where opportunities exist by either making long investments where they believe favorable return conditions exist, or by establishing short positions where the lack of absolute return opportunities could result in favorable returns for a short position. The sub-advisors examine the relative risk and return characteristics of each investment to determine the ultimate positioning of their individual portfolios. The Fund’s sub-advisors sell securities when their economic views change and an investment idea, based on its return potential or level of risk no longer fits within their overall macro strategy or when better ideas are uncovered to improve the Fund’s portfolio.

The Fund’s weighted average portfolio duration may range from -5 to +8 years, as calculated by the sub-advisor, depending upon the sub-advisors’ forecast of interest rates and assessment of market risk generally. Duration is a measure of the life expectancy of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates. Generally, the price of a security with a positive duration will fall when interest rates rise, and vice versa. Moreover, larger absolute values of duration correspond to larger price changes. A duration of “one year” means that a security’s price would be expected to decrease by approximately 1% with a 1% increase in interest rates and, conversely, a negative duration of one year generally will increase the price of the security by 1%. The Fund may have a negative weighted average duration through the use of short futures, put option positions and total return swaps. Such instruments have durations roughly equal to the negative duration of the securities that underlie those positions and have the effect of reducing portfolio duration by approximately the same amount that selling an equivalent amount of the underlying securities would. The Fund is non-diversified, which means that it is not limited to a percentage of assets that it may invest in any one issuer.

Principal Risks

There is no assurance that the Fund will achieve its investment objective and you could lose part or all of your investment in the Fund. The Fund is not designed for investors who need an assured level of income and is intended to be a long-term investment. The Fund is not a complete investment program and may not be appropriate for all investors. Investors should carefully consider their own investment goals and risk tolerance before investing in the Fund. The principal risks of investing in the Fund are:

Bank Loans and Senior Loan Risk

Bank loans and senior loans are subject to credit risk, interest rate risk and liquidity risk. In addition, bank loans and senior loans are subject to the risk that the value of the collateral, if any, securing a loan may decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate. In the event of a default, the Fund may have difficulty collecting on any collateral and would not have the ability to collect on any collateral for an uncollateralized loan.

Convertible Securities Risk

The value of a convertible security (“convertible”) is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. The investment value of a convertible is based on its yield and tends to decline as interest rates increase. The conversion value of a convertible is the market value that would be received if the convertible were

American Beacon Flexible Bond Fund	2	Summary Prospectus | December 27, 2013

converted to its underlying common stock. The conversion value will decrease as the price of the underlying common stock decreases. When conversion value is substantially below investment value, the convertible’s price tends to be influenced more by its yield, so changes in the price of the underlying common stock may not have as much of an impact. Conversely, the convertible’s price tends to be influenced more by the price of the underlying common stock when conversion value is comparable to or exceeds investment value. Convertible securities may be subject to market risk, credit risk and interest rate risk.

Credit Risk

The Fund is subject to the risk that the issuer or guarantor of a debt security, or the counterparty to a derivatives contract or a loan will fail to make timely payment of interest or principal or otherwise honor its obligations. A decline in the credit rating of an individual security held by the Fund may have an adverse impact on its price. Rating agencies might not always change their credit rating on an issuer or security in a timely manner to reflect events that could affect the issuer’s ability to make timely payments on its obligations. Credit risk is typically greater for securities with ratings that are below investment grade. Since the Fund can invest significantly in lower-quality debt securities considered speculative in nature, this risk will be substantial.

Currency Risk

The Fund may have exposure to foreign currencies by purchasing or selling forward currency exchange contracts in non-U.S. currencies, non-U.S. currency futures contracts, options on non-U.S. currencies and non-U.S. currency futures, swaps for cross-currency investments, direct investments in non-U.S. currencies and in securities denominated in non-U.S. currencies. Foreign currencies may decline in value relative to the U.S. dollar and other currencies and thereby affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies. Not all forward contracts require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty.

Derivatives Risk

Derivatives may involve significant risk. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment. Derivatives may be illiquid and may be more volatile than other types of investments. The Fund may buy derivatives not traded on an exchange and which may be subject to heightened liquidity and valuation risk. Derivative investments can increase portfolio turnover and transaction costs. Over-the-counter derivatives are subject to counterparty credit risk, which is the risk that a counterparty to a derivative instrument becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. As a result the Fund may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed. Not all derivative transactions require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty. In addition, the Fund’s investments in derivatives are subject to the following risks:

•	Futures and Forward Contracts. There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. There may not be a liquid market for the futures contracts. Forward currency transactions include the risks associated with fluctuations in currency.
•	Hedging Risk. If the Fund uses a hedging instrument at the wrong time or judges the market conditions incorrectly, or the hedged instrument does not correlate to the risk sought to be hedged, the hedge might be unsuccessful, reduce the Fund’s return, or create a loss.
•	Options. There may be an imperfect correlation between the prices of options and movements in the price of the securities (or indices) hedged or used for cover which may cause a given hedge not to achieve its objective.
•	Structured Notes. Structured notes are subject to interest rate risk and credit risk. The price of structured notes may be very volatile and they may have a limited trading market, making it difficult to value them or sell them at an acceptable price.
•	Swap Agreements. Swaps are subject to counterparty risk. Credit default swaps, including credit default swaps on baskets of securities (such as the CDX indices), are subject to credit risk on the underlying investment. Interest rate swaps are subject to interest rate and credit risk. Total return swaps may be subject to credit risk and market risk. Currency swaps are subject to currency risk and also involve exchange risk on principal and therefore are subject to credit risk.
•	Warrants. The value of a warrant does not necessarily change with the value of the underlying securities and ceases to have a value if it is not exercised prior to its expiration date.

Emerging Markets Risk

When investing in emerging markets, the risks of investing in foreign securities discussed below are heightened. Emerging markets have unique risks that are greater than or in addition to investing in developed markets because emerging markets are generally smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other developed markets. There are also risks of: greater political uncertainties; an economy’s dependence on revenues from particular commodities or on international aid or development assistance; currency transfer restrictions; a limited number of potential buyers for such securities; and delays and disruptions in securities settlement procedures. In addition, there may be less information available to make investment decisions and more volatile rates of return.

Equity Investments Risk

Equity securities generally are subject to market risk. The Fund’s investments in equity securities may include preferred stocks, common stocks, securities convertible into or exchangeable for common stocks, depositary receipts and real estate investment trusts (“REITs”). Such investments may expose the Fund to additional risks. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. Preferred stocks and convertible securities are sensitive to movements in interest rates. In addition, convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities’ investment value. Depositary receipts are subject to certain of the risks associated with investing directly in foreign securities. Investments in REITs are subject to the risks associated with investing in the real estate industry such as adverse developments affecting the real estate industry and real property values.

Flexible Strategy Risk

The Fund uses a variety of investment strategies seeking to provide a positive total return regardless of market conditions. The sub-advisors do not attempt to keep the portfolio structure or the Fund’s performance consistent with any designated stock, bond or market index, and during times of

American Beacon Flexible Bond Fund	3	Summary Prospectus | December 27, 2013

market rallies, the Fund may not perform as well as other funds that seek to outperform an index. Over time, the investment performance of flexible strategies is typically substantially independent of longer term movements in the stock and bond market. Interest rate levels and currency valuations will not always respond as the sub-advisors expect and portfolio securities may remain over- or under-valued.

Foreign Investing Risk

Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity and greater volatility, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased price volatility, (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies, and (7) delays in transaction settlement in some foreign markets.

High Portfolio Turnover Risk

Portfolio turnover is a measure of the Fund’s trading activity over a one-year period. A portfolio turnover rate of 100% would indicate that the Fund sold and replaced the entire value of its securities holdings during the period. High portfolio turnover could increase the Fund’s transaction costs and possibly have a negative impact on performance. Frequent trading by the Fund could also result in increased short-term capital gain distributions to shareholders, which are taxable as ordinary income.

High Yield Securities Risk

Investing in high yield, non-investment-grade securities generally involves significantly greater risks of loss of your money than an investment in investment-grade securities. Compared with issuers of investment grade securities, high yield securities are more likely to encounter financial difficulties and to be materially affected by these difficulties. Rising interest rates may compound these difficulties and reduce an issuer’s ability to repay principal and interest obligations. Issuers of lower-rated securities also have a greater risk of default or bankruptcy.

Interest Rate Risk

The Fund is subject to the risk that the market value of fixed income securities or derivatives it holds, particularly mortgage backed and other asset backed securities, will decline due to rising interest rates. When interest rates rise, the prices of most fixed income securities go down. The prices of fixed income securities or derivatives are also affected by their duration. Fixed income securities or derivatives with longer durations generally have greater sensitivity to changes in interest rates.

Investment Risk

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

Issuer Risk

The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Leveraging Risk

The Fund’s use of futures, forward contracts, swaps, reverse repurchase agreements, other derivative instruments and selling securities short will have the economic effect of financial leverage. Financial leverage magnifies the exposure to the swings in prices of an asset or class of assets underlying a derivative instrument and results in increased volatility, which means that the Fund will have the potential for greater losses than if the Fund does not use the derivative instruments that have a leveraging effect. Leveraging tends to magnify, sometimes significantly, the effect of any increase or decrease in the Fund’s exposure to an asset or class of assets and may cause the Fund’s net asset value to be volatile.

Loan Participation Interests and Investments in Loan Investment Pools Risk

Loan participation interests may be collateralized or uncollateralized and are subject to the credit risk of the servicing agent as well as the credit risk of the borrower. If the Fund purchases a participation interest, it may be only able to enforce its rights through the lender. The Fund can also buy interests in trusts and other entities that hold loan obligations. In that case the Fund will be subject to the trust’s credit risks as well as the credit risk of the underlying loans. In some cases, these participation interests, whether held directly or indirectly through an interest in a trust or other entity, may be partially “unfunded” meaning that the Fund may be required to advance additional money on future dates.

Market Events Risk

Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide which could adversely affect the Fund.

Market Risk

Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Fund’s shares. The Fund’s fixed-income investments are subject to the risk that the lack of liquidity or other adverse credit market conditions may hamper the Fund’s ability to purchase and sell the debt securities. The Fund’s equity investments are subject to stock market risk, which involves the possibility that the value of the Fund’s investments in stocks will decline due to drops in any of the many individual country or global financial markets. From time to time, certain investments held by the Fund may have limited marketability and may be difficult to sell at favorable times or prices. If the Fund is forced to sell such holdings to meet redemption requests or other cash needs, the Fund may have to sell them at a loss.

Municipal Securities Risk

Municipal securities are subject to credit risk where a municipal issuer of a security might not make interest and principal payments on a security as they become due. A downgrade in the issuer’s or security’s credit rating can reduce the market value of the security. Municipal securities are also subject to interest rate risk.

Non-Diversification Risk

The Fund is non-diversified, which means the Fund may focus its investments in the securities of a comparatively small number of issuers. Investment in securities of a limited number of issuers exposes the Fund to greater market risk and potential losses than if assets were diversified among the securities of a greater number of investments. Since the Fund is non-diversified, its net asset value and total return may fluctuate more or fall greater in times of weaker markets than a diversified mutual fund.

Prepayment and Extension Risk

The Fund’s investments in asset-backed and mortgage-backed securities are subject to the risk that the principal amount of the underlying collateral may be repaid prior to the bond’s maturity

American Beacon Flexible Bond Fund	4	Summary Prospectus | December 27, 2013

date. If this occurs, no additional interest will be paid on the investment and the Fund may have to invest at a lower rate. Conversely, a decrease in expected prepayments may result in the extension of a security’s effective maturity and a decline in its price.

Restricted Securities Risk

Certain securities held by the Fund may be restricted by federal law from resale to the public. Restricted securities may be less liquid than other investments because, at times, such securities cannot be readily sold in broad public markets and the Fund might be unable to dispose of such securities promptly or at reasonable prices. A restricted security that was liquid at the time of purchase may subsequently become illiquid.

Securities Selection Risk

Securities selected by a sub-advisor or the Manager for the Fund may not perform to expectations. This could result in the Fund’s underperformance compared to other funds with similar investment objectives.

Short Sale Risk

Short sales may involve the potential loss of more money than the actual cost of the investment. Third parties to a short sale may fail to honor the contract terms, causing a loss to the Fund.

Supranational Risk

Obligations of supranational entities are subject to the risk that the governments on whose support the entity depends for its financial backing or repayment may be unable or unwilling to provide that support. Obligations of a supranational entity that are denominated in foreign currencies will also be subject to the risks associated with investments in foreign currencies.

U.S. Government Securities and Government Sponsored Enterprises Risk

A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed by the applicable entity only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. Securities held by the Fund that are issued by government-sponsored enterprises, such as the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal Home Loan Banks, Federal Farm Credit Banks, and the Tennessee Valley Authority are not guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. Government. U.S. Government securities are also subject to credit risk and interest rate risk.

Fund Performance

The bar chart and table below provide an indication of risk by comparing the Fund’s performance with a broad measure of market performance. The table shows how the Fund’s performance compares to the Barclays Capital U.S. Aggregate Index and the BofA Merrill Lynch 3-Month LIBOR Index. The bar chart does not reflect any charges, which would reduce your return. The chart and the table below show the performance of the Fund’s Investor Class shares for all periods. The Fund began offering all shares classes on July 5, 2011. You may obtain updated performance information on the Fund’s website at www.americanbeaconfunds.com. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar year total returns for Investor Class Shares

The calendar year-to-date total return as of
September 30, 2013 was -1.67%

Highest Quarterly Return:	2.89%
(7/5/11 through 12/31/12)	(1st Quarter 2012)
Lowest Quarterly Return:	0.50%
(7/5/11 through 12/31/12)	(4th Quarter 2011)

Average Annual Total Returns(1)(2)
For the periods ended
December 31, 2012

Investor Class	Inception Date of Class 7/5/2011	1 Year	Since Inception
Return Before Taxes		8.65%	6.59%
Return After Taxes on Distributions		7.24%	5.58%
Return After Taxes on Distributions and Sale of Fund Shares		5.60%	5.02%

Share class (before taxes)	Inception Date of Class	1 Year	Since Inception
A	7/5/2011	3.36%	2.84%
C	7/5/2011	6.79%	5.95%
Y	7/5/2011	8.99%	6.67%
Institutional	7/5/2011	9.01%	6.70%

Indices (reflect no deduction for fees, expenses or taxes)	1 Year	Since Inception
Barclays Capital U.S. Aggregate Index	4.21%	6.33%
BofA Merrill Lynch 3-Month LIBOR Index	15.58%	8.78%
[1]	After-tax returns are shown only for Investor Class shares; after-tax returns for other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. If you hold your Fund shares through a tax-deferred arrangement, such as an IRA or a 401(k), the after-tax returns do not apply to your situation.
[2]	The table previously reflected the after-tax return of the Fund’s Institutional Class shares. The table currently shows the after-tax return of the Fund’s Investor Class shares for consistency with disclosures included in the Fund’s annual report to shareholders for the period ended August 31, 2013.
American Beacon Flexible Bond Fund	5	Summary Prospectus | December 27, 2013

Management

The Manager

The Fund has retained American Beacon Advisors, Inc. to serve as its Manager.

Sub-Advisors

The Fund’s assets are currently allocated among the following investment sub-advisors:

‣	Brandywine Global Investment Management, LLC
‣	GAM International Management Ltd. (“GAM”)
‣	Pacific Investment Management Company, LLC (“PIMCO”)

Portfolio Managers

American Beacon Advisors, Inc.
Gene L. Needles, Jr. President & Chief Executive Officer	Since Fund Inception (2011)
Wyatt L. Crumpler Chief Investment Officer	Since Fund Inception (2011)
Adriana R. Posada Senior Portfolio Manager	Since Fund Inception (2011)

Brandywine Global Investment Management, LLC
David F. Hoffman, CFA Managing Director and Portfolio Manager	Since Fund Inception (2011)
Stephen S. Smith Managing Director and Portfolio Manager	Since Fund Inception (2011)
Jack P. McIntyre, CFA Associate Portfolio Manager and Senior Research Analyst	Since Fund Inception (2011)

GAM
Timothy C.A. Haywood Investment Director	Since Fund Inception (2011)
Daniel Sheard Investment Manager	Since Fund Inception (2011)

PIMCO
Saumil H. Parikh, CFA Managing Director	Since Fund Inception (2011)

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange Institutional Class, Investor Class, and Y Class shares directly from the Fund by calling 1-800-658-5811, writing to the Fund at P.O. Box 219643, Kansas City, MO 64121, or visiting www.americanbeaconfunds.com. For overnight delivery, please mail your request to American Beacon Funds, c/o BFDS, 330 West 9th Street, Kansas City, MO 64105. You also may purchase, redeem or exchange all classes of shares offered in this prospectus through a broker-dealer or other financial intermediary. The minimum initial purchase into the Fund is $1,000 for C Class shares, $2,500 for A Class or Investor Class shares, $100,000 for Y Class shares, and $250,000 for Institutional Class shares. The minimum subsequent investment by wire is $500 for A Class, C Class and Investor Class shares. No minimums apply to subsequent investments by wire for other classes of shares. For all classes, the minimum subsequent investment is $50 if the investment is made by ACH, check or exchange.

Tax Information

Dividends and capital gain distributions, if any, which you receive from the Fund are subject to federal income tax and may also be subject to state and local taxes, unless your account is tax-exempt or tax deferred (in which case you may be taxed later, upon the withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or the Manager may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary’s website for more information.

American Beacon Flexible Bond Fund	6	Summary Prospectus | December 27, 2013